UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2021

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 23, 2021, the Board of Directors (the “Board”) of EMCOR Group, Inc. (the “Company”) elected Major General (U.S. Army, Retired) Ronald L. Johnson to the Board, effective as of March 1, 2021 (the “Effective Date”). On the Effective Date, General Johnson will be awarded $42,500 worth of restricted stock units, representing a prorated amount under the Company’s Director Award Program, with the number of restricted stock units granted to be calculated based on the closing price of the Company’s common stock on the Effective Date. Such restricted stock units will be issued pursuant to a Restricted Stock Unit Award Agreement, substantially similar to the Company’s standard form of Director Restricted Stock Unit Agreement, which is filed as Exhibit 10(s) to the Company’s Annual Report on Form 10-K for the period ending December 31, 2019, and is incorporated herein by reference. General Johnson will be compensated as a director in accordance with the Company’s compensation policy for non-employee directors as described in the Company’s Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders. General Johnson and the Company also entered into an indemnification agreement, substantially similar to the Company’s standard form of officer and director indemnification agreement, which is filed as Exhibit 10(e) to the Company’s Annual Report on Form 10-K for the period ending December 31, 2019, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 24, 2021, the Company issued a press release announcing the appointment of General Johnson to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: February 24, 2021	By:	/s/ MAXINE L. MAURICIO
Maxine L. Mauricio
Executive Vice President,
General Counsel and Secretary